                                                                 Exhibit 10.78.1


                                 AMENDMENT NO. 1


        AMENDMENT NO. 1, dated as of June 18, 2003 (this "Amendment No. 1"), to the Credit Agreement dated as of February 25, 2002 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), between PANAMSAT CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and CREDIT SUISSE FIRST BOSTON, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                               - - - - - - - - - -

        WHEREAS, Panamsat is a Subsidiary (as defined in the Credit Agreement) of Hughes Electronics Corporation ("Hughes");


        WHEREAS, Hughes, General Motors Corporation ("GM") and The News Corporation Limited ("News Corp."), have entered into a Stock Purchase Agreement, dated as of April 9, 2003 (the "Hughes Stock Purchase Agreement"), and certain additional agreements contemplated thereby (including but not limited to the Agreement and Plan of Merger by and among News Corp. and Hughes), pursuant to which, after giving effect to the transactions contemplated thereby, News Corp., or a Qualified Subsidiary (as defined in the Hughes Stock Purchase Agreement) of News Corp., will acquire 34% of the outstanding common stock of Hughes and under which GM will divest itself of all ownership interests in Hughes;

        WHEREAS, such acquisition could result in the occurrence of a Change in Control (as defined in the Credit Agreement);

        WHEREAS, the Borrower wishes to amend the Credit Agreement to expressly permit News Corp. or a Qualified Subsidiary thereof, or other entities under the Control (as defined in the Credit Agreement) of News Corp. or a Qualified Subsidiary, to acquire such common stock of Hughes without such acquisition resulting in the occurrence of a Change in Control and, in that connection, the Administrative Agent has been granted authority by the Required Lenders under and as defined in the Credit Agreement to execute and deliver this Amendment No. 1;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

        Section 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, Section 1.01 of the Credit Agreement shall be amended by (i) adding the following definitions (to the extent not already included in said Section 1.01) and (ii) amending in their entirety the following definitions (to the extent already included in said
Section 1.01) as follows:

                "News Corp." means The News Corporation Limited, an Australia corporation.


                "Permitted Holder" means each of (i) General Motors or Hughes or, at any time after the completion of the Stock Purchase Transactions, News Corp., (ii) EchoStar, (iii) Charles W. Ergen, his spouse, children and other lineal descendants and any trust the sole beneficiaries of which are one or more of such individuals and (iv) any Subsidiary (including a Holding Company) or any other Person, directly or indirectly, Controlled by any of the foregoing.

                "Stock Purchase Transactions" means the transactions contemplated by the Stock Purchase Agreement, dated as of April 9, 2003 (the "Hughes Stock Purchase Agreement") by and among Hughes, General Motors Corporation and News Corp., and certain additional agreements contemplated thereby (including but not limited to the Agreement and Plan of Merger by and among News Corp. and Hughes), pursuant to which, after giving effect to the transactions contemplated thereby, News Corp., or a Qualified Subsidiary (as defined in the Hughes Stock Purchase Agreement) of News Corp., will acquire 34% of the outstanding common stock of Hughes.

        Section 3. Conditions to Effectiveness. The amendment to the Credit Agreement set forth in Section 2 is subject to, and will become effective as of the date hereof upon, the execution and delivery of this Amendment No. 1 by the Borrower and the Administrative Agent, and of the consent by the Subsidiary Guarantors provided for on the signature pages hereto, and the receipt by the Administrative Agent, for the account of each Lender that, not later than 5:00 p.m. New York City time on June 18, 2003, shall have authorized the Administrative Agent to execute and deliver this Amendment No. 1, an amendment fee in an amount equal to 0.05% of the sum of such Lender's Revolving Credit Commitment, and outstanding Term Loans, on such date.

        Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                            PANAMSAT CORPORATION


                            By   /s/ James W. Cuminale
                              ---------------------------------------------
                                 Name: James W. Cuminale
                                 Title:  Executive Vice President - Corporate
                                            Development and Corporate
                                            Secretary

                            By   /s/ Michael J. Inglese
                              ---------------------------------------------
                                 Name: Michael J. Inglese
                                 Title: Executive Vice President and Chief
                                           Financial Officer


                            CREDIT SUISSE FIRST BOSTON,
                              as Administrative Agent


                            By   /s/ Sovonna Day-Goins
                              ---------------------------------------------
                                Name: Sovonna Day-Goins
                                Title: Vice President


                            By   /s/ Jennifer A. Pieza
                              ---------------------------------------------
                                Name: Jennifer A. Pieza
                                Title: Associate

        Each of the Subsidiary Guarantors, by its signature below, hereby consents to the foregoing Amendment No. 1 for purposes of the Guarantee Agreement.

NET/36, INC.                                               PANAMSAT ASIA CARRIER
                                                             SERVICES, INC.


By   /s/ James W. Cuminale                                 By   /s/ Michael J. Inglese
   -------------------------------------------------          -------------------------------------------------
   Name: James W. Cuminale                                    Name:  Michael J. Inglese
   Title:Executive Vice President - Corporate                 Title: Executive Vice President and Chief
        Development and Corporate                                    Financial Officer
        Secretary

PANAMSAT CAPITAL CORPORATION                               PANAMSAT CARRIER SERVICES, INC.


By   /s/ James W. Cuminale                                 By   /s/ Michael J. Inglese
   -------------------------------------------------          -------------------------------------------------
   Name:  James W. Cuminale                                   Name:  Michael J. Inglese
   Title: Executive Vice President - Corporate                Title: Executive Vice President and Chief
          Development, General Counsel and                           Financial Officer
          Corporate Secretary


PANAMSAT COMMUNICATIONS                                    PANAMSAT COMMUNICATIONS
  CARRIER SERVICES, INC.                                     JAPAN, INC.


By   /s/ James W. Cuminale                                 By   /s/ Michael J. Inglese
   -------------------------------------------------          -------------------------------------------------
   Name:  James W. Cuminale                                   Name:  Michael J. Inglese
   Title: Executive Vice President - Corporate                Title: Executive Vice President and Chief
          Development, General Counsel and                           Financial Officer
          Corporate Secretary


PANAMSAT COMMUNICATIONS                                    PANAMSAT INDIA, INC.
  SERVICES, INC.


By   /s/ James W. Cuminale                                 By   /s/ Michael J. Inglese
   -------------------------------------------------          -------------------------------------------------
   Name:  James W. Cuminale                                   Name:  Michael J. Inglese
   Title: Executive Vice President - Corporate                Title: Executive Vice President and Chief
          Development, General Counsel and                           Financial Officer
          Corporate Secretary


PANAMSAT INDIA MARKETING, L.L.C.                           PANAMSAT INTERNATIONAL
                                                             HOLDINGS, LLC


By   /s/ James W. Cuminale                                 By   /s/ Michael J. Inglese
   -------------------------------------------------          -------------------------------------------------
   Name: James W. Cuminale                                    Name:  Michael J. Inglese
   Title: Manager                                             Title: Executive Vice President and Chief
                                                                     Financial Officer

PANAMSAT INTERNATIONAL                                     PANAMSAT INTERNATIONAL
  SALES, INC.                                                SYSTEMS LIMITED


By   /s/ James W. Cuminale                                 By   /s/ Michael J. Inglese
   -------------------------------------------------          -------------------------------------------------
   Name:  James W. Cuminale                                   Name:  Michael J. Inglese
   Title: Executive Vice President - Corporate                Title: Executive Vice President and Chief
          Development, General Counsel and                           Financial Officer
          Corporate Secretary


PANAMSAT INTERNATIONAL                                     PANAMSAT INTERNATIONAL
  SYSTEMS LIMITED                                            SYSTEMS, L.L.C.


By   /s/ James W. Cuminale                                 By   /s/ James W. Cuminale
   -------------------------------------------------          -------------------------------------------------
   Name:  James W. Cuminale                                   Name:  James W. Cuminale
   Title: Secretary                                           Title: Manager


PANAMSAT INTERNATIONAL                                     PANAMSAT LICENSEE CORP.
  SYSTEMS MARKETING, LLC


By   /s/ James W. Cuminale                                 By   /s/ James W. Cuminale
   -------------------------------------------------          -------------------------------------------------
   Name:  James W. Cuminale                                   Name:  James W. Cuminale
   Title: Manager                                             Title: Executive Vice President - Corporate
                                                                     Development, General Counsel and
                                                                     Corporate Secretary


PANAMSAT MARKETING                                         PAS INTERNATIONAL
  CORPORATION                                                EMPLOYMENT, INC.


By   /s/ Michael J. Inglese                                By         /s/ James W. Cuminale
   -------------------------------------------------          -------------------------------------------------
   Name:  Michael J. Inglese                                  Name:  James W. Cuminale
   Title: Executive Vice President and Chief                  Title: Executive Vice President - Corporate
          Financial Officer                                          Development, General Counsel and
                                                                     Corporate Secretary

SERVICE AND EQUIPMENT                                      SOUTHERN SATELLITE CORP.
  CORPORATION


By   /s/ Michael J. Inglese                                By         /s/ James W. Cuminale
   -------------------------------------------------          -------------------------------------------------
   Name:  Michael J. Inglese                                  Name:  James W. Cuminale
   Title: Executive Vice President and Chief                  Title: Executive Vice President - Corporate
          Financial Officer                                          Development, General Counsel and
                                                                     Corporate Secretary


SOUTHERN SATELLITE                                         USHI, LLC
  LICENSEE CORPORATION


By   /s/ Michael J. Inglese                                By         /s/ James W. Cuminale
   -------------------------------------------------          -------------------------------------------------
   Name:  Michael J. Inglese                                  Name:  James W. Cuminale
   Title: Executive Vice President and Chief                  Title: Executive Vice President - Corporate
          Financial Officer                                          Development, General Counsel and
                                                                     Corporate Secretary